Exhibit 99.1
Press Release

COSTCO WHOLESALE CORPORATION REPORTS FOURTH QUARTER AND FISCAL
YEAR 2024 OPERATING RESULTS
ISSAQUAH, Wash., September 26, 2024 - Costco Wholesale Corporation (“Costco” or the “Company”) (Nasdaq: COST) today announced its operating results for the 16-week fourth quarter and the 52-week fiscal year ended September 1, 2024.
For the 16-week fourth quarter, the Company reported net sales of $78.2 billion, an increase of 1.0 percent compared to net sales of $77.4 billion in the 17-week fourth quarter of fiscal year 2023. For the 52-week fiscal year, the Company reported net sales of $249.6 billion, an increase of 5.0 percent from $237.7 billion reported in the 53-week fiscal year 2023.
The following comparable sales data reflect comparable locations year-over-year and comparable retail weeks.
Comparable sales were as follows:

	16 Weeks	16 Weeks	52 Weeks	52 Weeks
		Adjusted*		Adjusted*
U.S.	5.3%	6.3%	4.5%	5.0%
Canada	5.5%	7.9%	7.0%	8.1%
Other International	5.7%	9.3%	8.1%	8.4%
Total Company	5.4%	6.9%	5.3%	5.9%
E-commerce	18.9%	19.5%	16.1%	16.2%
*Excluding the impacts from changes in gasoline prices and foreign exchange.
Net income for the 16-week fourth quarter was $2.354 billion, $5.29 per diluted share, compared to $2.160 billion, $4.86 per diluted share, in the 17-week fourth quarter last year. This year's results included a net non-recurring tax benefit of $63 million, $0.14 per diluted share, related to a transfer pricing settlement, and true-ups of tax reserves.
Net income for the 52-week fiscal year was $7.367 billion, $16.56 per diluted share, compared to $6.292 billion, $14.16 per diluted share, in the 53-week prior year.
Costco currently operates 891 warehouses, including 614 in the United States and Puerto Rico, 108 in Canada, 40 in Mexico, 35 in Japan, 29 in the United Kingdom, 19 in Korea, 15 in Australia, 14 in Taiwan, seven in China, five in Spain, two in France, and one each in Iceland, New Zealand and Sweden. Costco also operates e-commerce sites in the U.S., Canada, the U.K., Mexico, Korea, Taiwan, Japan and Australia.
A conference call to discuss these results is scheduled for 2:00 p.m. (PT) today, September 26, 2024, and will be available via a webcast on investor.costco.com (click "Events & Presentations”).
Certain statements contained in this document and the pre-recorded message constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. For these purposes, forward-looking statements are statements that address activities, events, conditions or developments that the Company expects or anticipates may occur in the future. In some cases forward-looking statements can be identified because they contain words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “likely,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will,” “would,” or similar expressions and the negatives of those terms. Such forward-looking statements involve risks and uncertainties that may cause actual events, results or performance to differ materially from those indicated by such statements. These risks and

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uncertainties include, but are not limited to, domestic and international economic conditions, including exchange rates, inflation or deflation, the effects of competition and regulation, uncertainties in the financial markets, consumer and small business spending patterns and debt levels, breaches of security or privacy of member or business information, conditions affecting the acquisition, development, ownership or use of real estate, capital spending, actions of vendors, rising costs associated with employees (generally including health-care costs and wages), energy and certain commodities, geopolitical conditions (including tariffs), the ability to maintain effective internal control over financial reporting, regulatory and other impacts related to climate change, public-health related factors, and other risks identified from time to time in the Company’s public statements and reports filed with the Securities and Exchange Commission. Forward-looking statements speak only as of the date they are made, and the Company does not undertake to update these statements, except as required by law. Comparable sales and comparable sales excluding impacts from changes in gasoline prices and foreign exchange are intended as supplemental information and are not a substitute for net sales presented in accordance with U.S. GAAP.

CONTACTS:    Costco Wholesale Corporation
David Sherwood, 425/313-8239
Josh Dahmen, 425/313-8254
Andrew Yoon, 425/313-6305

COST-Earn

Press Release

COSTCO WHOLESALE CORPORATION
CONSOLIDATED STATEMENTS OF INCOME
 (dollars in millions, except per share data) (unaudited)

	16 Weeks Ended	17 Weeks Ended	52 Weeks Ended	53 Weeks Ended
	September 1, 2024	September 3, 2023	September 1, 2024	September 3, 2023
REVENUE
Net sales	$78,185	$77,430	$249,625	$237,710
Membership fees	1,512	1,509	4,828	4,580
Total revenue	79,697	78,939	254,453	242,290
OPERATING EXPENSES
Merchandise costs	69,588	69,219	222,358	212,586
Selling, general and administrative	7,067	6,939	22,810	21,590
Operating income	3,042	2,781	9,285	8,114
OTHER INCOME (EXPENSE)
Interest expense	(49)	(56)	(169)	(160)
Interest income and other, net	120	238	624	533
INCOME BEFORE INCOME TAXES	3,113	2,963	9,740	8,487
Provision for income taxes	759	803	2,373	2,195
NET INCOME	$2,354	$2,160	$7,367	$6,292
NET INCOME PER COMMON SHARE:
Basic	$5.30	$4.87	$16.59	$14.18
Diluted	$5.29	$4.86	$16.56	$14.16
Shares used in calculation (000's):
Basic	444,013	443,876	443,914	443,854
Diluted	444,977	444,445	444,759	444,452

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COSTCO WHOLESALE CORPORATION
CONSOLIDATED BALANCE SHEETS
 (amounts in millions, except par value and share data) (unaudited)
Subject to Reclassification

	September 1, 2024	September 3, 2023
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$9,906	$13,700
Short-term investments	1,238	1,534
Receivables, net	2,721	2,285
Merchandise inventories	18,647	16,651
Other current assets	1,734	1,709
Total current assets	34,246	35,879
OTHER ASSETS
Property and equipment, net	29,032	26,684
Operating lease right-of-use assets	2,617	2,713
Other long-term assets	3,936	3,718
TOTAL ASSETS	$69,831	$68,994
LIABILITIES AND EQUITY
CURRENT LIABILITIES
Accounts payable	$19,421	$17,483
Accrued salaries and benefits	4,794	4,278
Accrued member rewards	2,435	2,150
Deferred membership fees	2,501	2,337
Current portion of long-term debt	103	1,081
Other current liabilities	6,210	6,254
Total current liabilities	35,464	33,583
OTHER LIABILITIES
Long-term debt, excluding current portion	5,794	5,377
Long-term operating lease liabilities	2,375	2,426
Other long-term liabilities	2,576	2,550
TOTAL LIABILITIES	46,209	43,936
COMMITMENTS AND CONTINGENCIES
EQUITY
Preferred stock $0.005 par value; 100,000,000 shares authorized; no shares issued and outstanding	—	—
Common stock $0.005 par value; 900,000,000 shares authorized; 443,126,000 and 442,793,000 shares issued and outstanding	2	2
Additional paid-in capital	7,829	7,340
Accumulated other comprehensive loss	(1,828)	(1,805)
Retained earnings	17,619	19,521
TOTAL EQUITY	23,622	25,058
TOTAL LIABILITIES AND EQUITY	$69,831	$68,994

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COSTCO WHOLESALE CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
 (amounts in millions) (unaudited)
Subject to Reclassification

	52 Weeks Ended	53 Weeks Ended
	September 1, 2024	September 3, 2023
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$7,367	$6,292
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	2,237	2,077
Non-cash lease expense	315	412
Stock-based compensation	818	774
Impairment of assets and other non-cash operating activities, net	(9)	495
Changes in working capital	611	1,018
Net cash provided by operating activities	11,339	11,068
CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of short-term investments	(1,470)	(1,622)
Maturities and sales of short-term investments	1,790	937
Additions to property and equipment	(4,710)	(4,323)
Other investing activities, net	(19)	36
Net cash used in investing activities	(4,409)	(4,972)
CASH FLOWS FROM FINANCING ACTIVITIES
Repayments of short-term borrowings	(920)	(935)
Proceeds from short-term borrowings	928	917
Repayments of long-term debt	(1,077)	(75)
Proceeds from issuance of long-term debt	498	—
Tax withholdings on stock-based awards	(315)	(303)
Repurchases of common stock	(700)	(676)
Cash dividend payments	(9,041)	(1,251)
Financing lease payments	(136)	(291)
Other financing activities, net	(1)	—
Net cash used in financing activities	(10,764)	(2,614)
EFFECT OF EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS	40	15
Net change in cash and cash equivalents	(3,794)	3,497
CASH AND CASH EQUIVALENTS BEGINNING OF YEAR	13,700	10,203
CASH AND CASH EQUIVALENTS END OF YEAR	$9,906	$13,700